UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 12, 2022

SURO CAPITAL CORP.

(Exact name of registrant as specified in its charter)

Maryland	1-35156	27-4443543
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

640 Fifth Avenue

12th Floor

New York, NY 10019

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (212) 931-6331

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol:	Name of each exchange on which registered:
Common Stock, par value $0.01 per share	SSSS	Nasdaq Global Select Market
6.00% Notes due 2026	SSSSL	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On October 12, 2022, SuRo Capital Corp. (the “Company”) issued a press release containing preliminary estimates of its results for the third quarter ended September 30, 2022 (the “Press Release”). A copy of the Press Release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 2.02 by reference.

The information disclosed under this Item 2.02, including the information set forth in Exhibit 99.1 hereto, is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise. The information in this Item 2.02 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated in any such filing.

Item 8.01.	Other Events.

Preliminary Estimates and Investment Portfolio Update

On October 12, 2022, the Company disclosed the following information in the Press Release.

Preliminary Estimates of Results for the Quarter Ended September 30, 2022

As previously reported, the Company’s net assets totaled approximately $280.2 million, or $9.24 per share, at June 30, 2022 and approximately $425.8 million, or $14.79 per share, at September 30, 2021. As of September 30, 2022, the Company’s net asset value is estimated to be between $7.55 and $8.05 per share.

As of September 30, 2022, there were 28,333,661 shares of the Company’s common stock outstanding.

Investment Portfolio Update

At September 30, 2022, the Company held positions in 39 portfolio companies – 32 privately held and 7 publicly held, some of which may be subject to certain lock-up provisions.

During the three months ended September 30, 2022, the Company made the following investments:

Portfolio Company	Investment	Transaction Date	Amount
XGroup Holdings Limited (d/b/a Xpoint) (1)	Convertible Note	8/17/2022	$1.0 million
Orchard Technologies, Inc. (2)	Simple Agreement for Future Equity (SAFE)	9/2/2022	$0.5 million
Forge Global, Inc.(3)	Common Shares	9/30/2022	$0.9 million

(1)	Investment made through SuRo Capital Sports, LLC.
(2)	Represents a follow-on investment.
(3)	On and effective August 5, 2022, SuRo Capital notified Forge Global, Inc. of its intent to net exercise via cashless settlement its 230,144 common warrants in Forge Global, Inc. into 53,283 shares of Forge Global, Inc.'s public common stock, pursuant to the net exercise formula in the warrant agreement. The exercise was effectuated on September 30, 2022.

During the three months ended September 30, 2022, the Company exited or received proceeds from the following investments:

Portfolio Company	Transaction Date	Shares Sold	Average Net Share Price(1)	Net Proceeds	Realized Gain/(Loss)
Enjoy Technology, Inc. (2)	Various	947,297	$0.26	$0.2 million	($5.3 million)
NewLake Capital Partners, Inc. (3)	Various	15,310	$17.37	$0.3 million	<($0.1 million)
Palantir Lending Trust SPV I (4)	7/14/2022	N/A	N/A	$0.6 million	$0.6 million
Rent the Runway, Inc. (5)	Various	60,000	$5.00	$0.3 million	($0.6 million)
Residential Homes For Rent, LLC (d/b/a Second Avenue) (6)	Various	N/A	N/A	$0.3 million	$ --
Rover Group, Inc. (7)	Various	257,192	$4.09	$1.1 million	$0.3 million

(1)	The average net share price is the net share price realized after deducting all commissions and fees on the sale(s), if applicable.
(2)	As of August 12, 2022, SuRo Capital had sold all its public common shares of Enjoy Technology, Inc.
(3)	As of September 30, 2022, SuRo Capital held 247,443 remaining NLCP public common shares.
(4)	On July 14, 2022, a final payment was received for the remaining 512,290 Class A common shares of Palantir Technologies, Inc. that comprised the beneficial equity interest in underlying shares. The realized gain from SuRo Capital's investment in Palantir Lending Trust SPV I is generated by the proceeds from the sale of shares collateralizing the repaid promissory note to Palantir Lending Trust SPV I and attributable to the Equity Participation in Underlying Collateral.
(5)	As of June 30, 2022, SuRo Capital held 289,191 remaining RENT public common shares.
(6)	During the three months ended September 30, 2022, approximately $0.3 million was received from Residential Homes For Rent, LLC (d/b/a Second Avenue) related to the 15% term loan due December 23, 2023. Of the proceeds received, approximately $0.3 million repaid a portion of the outstanding principal and the remaining was attributed to interest.
(7)	As of September 30, 2022, SuRo Capital held 106,854 remaining ROVR public common shares.

Subsequent to quarter-end, through October 11, 2022, the Company exited or received proceeds from the following investments:

Portfolio Company	Transaction Date	Shares Sold	Average Net Share Price(1)	Net Proceeds	Realized Gain/(Loss)
Rover Group, Inc. (2)	Various	106,854	$3.93	$0.4 million	$0.1 million

(1)	The average net share price is the net share price realized after deducting all commissions and fees on the sale(s), if applicable.
(2)	As of October 11, 2022, SuRo Capital has sold all its public common shares of Rover Group, Inc.

Preliminary Estimates and Guidance

The preliminary financial estimates provided herein are unaudited and have been prepared by, and are the responsibility of, the management of the Company. Neither the Company’s independent registered public accounting firm, nor any other independent accountants, have audited, reviewed, compiled, or performed any procedures with respect to the preliminary financial data included herein. Actual results may differ materially.

The Company expects to announce its third quarter ended September 30, 2022 results in November 2022.

Forward-Looking Statements

Statements included herein, including statements regarding the Company’s beliefs, expectations, intentions, or strategies for the future, may constitute "forward-looking statements". The Company cautions that any forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected or implied in these statements. All forward-looking statements involve a number of risks and uncertainties, including the impact of the coronavirus (COVID-19) pandemic and any market volatility that may be detrimental to our business, our portfolio companies, our industry, and the global economy, that could cause actual results to differ materially from the plans, intentions, and expectations reflected in or suggested by the forward-looking statements. Risk factors, cautionary statements, and other conditions which could cause the Company’s actual results to differ from management's current expectations, are contained in the Company’s filings with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

Exhibit 99.1	Press Release dated October 12, 2022*
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* The press release attached hereto as Exhibit 99.1 is “furnished” and not “filed,” as described in Item 2.02 of this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 14, 2022	SURO CAPITAL CORP.

	By:	/s/ Allison Green
Allison Green Chief Financial Officer, Chief Compliance Officer, Treasurer and Corporate Secretary